CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

CONTENTS

boyum
barenscheer
CPAs AND BUSINESS ADVISORS

INDEPENDENT AUDITOR'S REPORT

To the Stockholder
CSA, Inc. and Affiliates d.b.a. Fat Patty's
Orange Park, Florida

We have audited the accompanying combined financial statements of CSA, Inc. and Affiliates d.b.a. Fat Patty's, which comprise the combined balance sheets as of December 31, 2017 and 2016, and the related combined statements of operations, stockholder's equity and cash flows for the years then ended, and the related notes to the combined financial statements.

Management's Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of CSA, Inc. and Affiliates d.b.a. Fat Patty's as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company's Ability to Continue as a Going Concern

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the current pandemic raises substantial doubt about its ability to continue as a going concern. Management's evaluation of the events and conditions and management's plans regarding those matters are described in Note 1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Boyum & Barenscheer PLLP

Boyum & Barenscheer PLLP
Minneapolis, Minnesota
June 28, 2021

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED BALANCE SHEETS

DECEMBER 31,		2017		2016
ASSETS				
CURRENT ASSETS				
Cash and cash equivalents	$	885,784	$	818,577
Inventory		104,911		101,099
Total current assets		**990,695**		**919,676**
PROPERTY AND EQUIPMENT, net		**1,885,614**		**1,767,460**
Total assets	**$**	**2,876,309**	**$**	**2,687,136**
LIABILITIES AND STOCKHOLDER'S EQUITY				
CURRENT LIABILITIES				
Accounts payable	$	226,875	$	240,948
Accrued expenses		284,501		280,339
Total current liabilities		**511,376**		**521,287**
STOCKHOLDER'S EQUITY		**2,364,933**		**2,165,849**
Total liabilities and equity	**$**	**2,876,309**	**$**	**2,687,136**

The accompanying notes are an integral part of these combined financial statements.

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31,	**2017**	**2016**
REVENUES, net	**$ 11,823,629**	**$ 11,815,074**
COST OF REVENUES		
Food	4,871,314	4,978,309
Liquor	645,066	707,428
Paid outs	110,443	-
Total cost of revenues	**5,626,823**	**5,685,737**
Gross profit	**6,196,806**	**6,129,337**
OPERATING EXPENSES		
Selling, general and administrative	4,846,818	4,960,806
Depreciation	154,895	133,414
Total operating expenses	**5,001,713**	**5,094,220**
Income from operations	**1,195,093**	**1,035,117**
OTHER INCOME (EXPENSE)		
Other, net	-	(30,000)
Loss on disposal of equipment	(172,348)	(22,293)
Total other income (expense)	**(172,348)**	**(52,293)**
Net income	**$ 1,022,745**	**$ 982,824**

The accompanying notes are an integral part of these combined financial statements.

CSA, INC. AND AFFILIATES D.B.A. FAT PATTY'S

COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY

YEARS ENDED DECEMBER 31, 2017 AND 2016

	Stock	Additional Paid-in Capital	Retained Earnings	Total
BALANCE, December 31, 2015	**$ 4,000**	**$ 583,535**	**$ 784,628**	**$ 1,372,163**
Capital contributions	-	465,304	-	465,304
Net income	-	-	982,824	982,824
Distributions	-	-	(654,442)	(654,442)
BALANCE, December 31, 2016	**4,000**	**1,048,839**	**1,113,010**	**2,165,849**
Net income	-	-	1,022,745	1,022,745
Distributions	-	-	(823,661)	(823,661)
BALANCE, December 31, 2017	**$ 4,000**	**$ 1,048,839**	**$ 1,312,094**	**$ 2,364,933**

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:		
Combined net income	$ 1,022,745	$ 982,824
Adjustments to reconcile net income to cash provided by operating activities:		
Depreciation	154,895	133,414
Loss on disposal of equipment	172,348	22,293
Net change in operating assets and liabilities:		
Other receivables	-	20,000
Inventory	(3,812)	(352)
Accounts payable	(14,073)	14,245
Accrued expenses	4,162	2,265
Net cash provided by operating activities	**1,336,265**	**1,174,689**
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(515,995)	(770,876)
Proceeds from sale of property and equipment	70,598	82,949
Net cash used in investing activities	**(445,397)**	**(687,927)**
CASH FLOWS FROM FINANCING ACTIVITIES:		
Equity contributions	-	465,304
Equity distributions	(823,661)	(654,442)
Net cash used in financing activities	**(823,661)**	**(189,138)**
INCREASE IN CASH	**67,207**	**297,624**
Cash and cash equivalents, beginning of year	818,577	520,953
Cash and cash equivalents, end of year	**$ 885,784**	**$ 818,577**

The accompanying notes are an integral part of these combined financial statements.

NOTE 1. UNCERTAINTY AND GOING CONCERN

During 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. Accordingly, while management cannot quantify the financial and other impact to the Company as of June 28, 2021, management believes that a material impact on the Company's financial position and results of future operations is reasonably possible.

Business activity during the pandemic was affected by government-imposed restrictions in order to control the spread of the Covid-19 virus. On March 23, 2020, the Governor issued Executive Order 9-20 which ordered a general stay-at-home order to all individuals in the state and ceased all non-essential business operations except for minimum basic operations necessary to maintain the value of the business's inventory, preserve the physical business, ensure security, process payroll and employee benefits, and allow the business to continue to work remotely. During this initial Executive Order, our operations were reduced to curbside service only. On April 28, 2020, the Governor released guidelines provided for small businesses with 10 or fewer employees, restaurants with takeaway service or outdoor dining options available, as well as religious entities and funeral homes – all of which were among the types of businesses permitted to resume operations in the "Week 2" phase of the Governor's plan, which began Monday, May 4, 2020 if the statewide cumulative percent of positive test results remained below 3 percent through the evening of Wednesday, April 29, 2020. On May 11, 2020, the Governor announced the next wave of businesses and activities permitted to reopen as part of the upcoming Week 4 phase of the Governor's reopening plan: WEST VIRGINIA STRONG - The Comeback. This action permitted indoor dining at 50% capacity. On October 12, 2020, the Governor announced that the state's COVID-19 transmission rate had dropped to .92% as of the morning of October 12, 2020. The updated guidelines also clarified that restaurants with outdoor spaces did not have to further limit their occupancy when a band is performing for patrons. On February 19, 2021, the Governor announced that in light of the recent decrease in COVID-19 cases and the increase in the number of vaccinated West Virginians, he issued a series of executive orders to lessen the restrictions on some businesses, schools, and social gatherings. All affected establishments were to follow applicable safety guidelines, including but not limited to, mandatory face coverings and social distancing. This executive order increased the maximum capacity limit for all restaurants and bars from 50% seating to 75%. Importantly, this change only applied if social distancing could be maintained. On March 5, 2021, the Governor announced a series of executive orders aimed at loosening COVID-19 related restrictions on businesses, social gatherings, and youth travel sports. The changes were effective March 6, 2021 at 12:01 a.m. and include Executive Order 8-21 which increased the capacity limit for all restaurants and bars in the state to 100% (up from 75%) of the establishment's seating capacity. This change applied only if social distancing could be maintained between groups.

NOTE 1. (CONTINUED)

To mitigate the impact of the Covid-19 virus, the Company engaged in cost reduction activities including negotiating rent deferments with our landlord, as well as negotiating waivers and deferrals of food costs and other expenses with its vendors. It also reduced its labor costs through staff reductions and a greater focus of sales through take-out and third-party delivery services. The Company implemented new, low-cost marketing initiatives designed to support sales at its restaurants. It also received Paycheck Protection Programs loans through the Small Business Administration (SBA) in the amount of $884,600 in April 2020 and $1,237,765 in March of 2021, which it used to help fund its payroll costs. In addition, the Company received $10,000 EIDL loan from the SBA on 5/26/2020. Subsequently, the Company qualified for the Mainstreet Loan Program "MSLP" which provided $4,369,860 in additional resources in September 2020. The MSLP loan bares an interest rate based on the 30 Day LIBOR (floating) + 3.00% per annum. Monthly payments are deferred for the first twelve months after closing and interest is capitalized for the first year. Thereafter, interest only is payable monthly in arrears, with principal payments due as follows: • 1/3 of the original principal balance plus capitalized interest (the "Adjusted Principal Balance") due and payable on the second anniversary of the MSNLP Loan. • 1/3 of the Adjusted Principal Balance due and payable on the third anniversary of the MSNLP Loan. The remaining Adjusted Principal balance due at Maturity, which is 4 years from closing. On 11/25/2020, the $884,600 PPP loan and the $10,000 EIDL loan were both fully forgiven. The Company anticipates the second PPP loan of $1,237,765 to also be fully forgiven.

Management acknowledges that uncertainty remains over the ability of the Company to meet its funding requirements and to refinance or repay its banking facilities as they fall due. If for any reason the Company is unable to continue as a going concern, it could have an impact on the Company's ability to realize assets at their recognized values, in particular property and equipment, and to extinguish liabilities in the normal course of business at the amounts stated in the combined financial statements.

NOTE 2. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of business:

CSA, Inc. and Affiliates d.b.a. Fat Patty's (the Company) objective is to operate restaurants. They operate a network of 4 restaurants throughout West Virginia and Kentucky.

Principles of combination:

The combined financial statements include the accounts of CSA, Inc., CSA Investments, LLC, CSA, Inc. of Ashland and CSA of Teays Valley, Inc. All entities were formed in West Virginia with locations in Huntington, Teays Valley, Barboursville and Ashland.

All material intercompany accounts and transactions have been eliminated in combination.

NOTE 2. (CONTINUED)

Use of estimates:

The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements:

In May 2014, FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which provides guidance for accounting for revenue from contracts with customers. The new guidance outlines a single comprehensive model for companies to use in accounting for revenue from contracts with customers. For private companies, the ASU is effective for annual and interim periods beginning after December 15, 2019 with early adoption permitted. It can be adopted using either a retrospective approach or a modified retrospective approach. The Company is currently evaluating the impact that the adoption of this guidance will have on the Company's combined financial statements.

In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842), which provides guidance for accounting for leases. The new guidance requires companies to recognize the assets and liabilities for the rights and obligations created by leased assets, initially measured at the present value of the lease payments. The accounting guidance for lessors is largely unchanged. For private companies, the ASU is effective for annual and interim periods beginning after December 15, 2021 with early adoption permitted. It is to be adopted using a modified retrospective approach. The Company is currently evaluating the impact that the adoption of this guidance will have on the Company's combined financial statements.

Revenue recognition:

The Company's revenue consists primarily of proceeds from the sale of food and beverage products at its restaurants. The Company records revenue from the sale of food and beverages as products are sold (point of sale).

Concentrations:

The Company's cash bank accounts may, at various times, exceed federally insured limits. However, the Company believes it is not exposed to any significant credit risk related to these cash accounts.

Cash and cash equivalents:

The Company considers all investments in highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

NOTE 2. (CONTINUED)

Inventory:

Inventory consists of food and beverages which are stated at the lower of cost or net realizable value, with cost determined using an actual cost method. Due to the nature of their business, management did not deem it necessary to record a reserve for inventory obsolescence.

Property and equipment:

Property and equipment are carried at cost, less accumulated depreciation. Amortization of leasehold improvements is computed on a straight-line basis over the estimated useful lives of the assets or lease term, whichever is shorter. Expenditures for maintenance and repairs and minor renewals and betterments which do not improve or extend the life of the respective assets are expensed. All other expenditures for renewals and betterments are capitalized. The assets and related depreciation accounts are adjusted for property retirements and disposals with the resulting gain or loss included in operations. Fully depreciated assets remain in the accounts until retired from service.

Leasehold improvements	10 to 40 years
Machinery and equipment	10 years
Furniture	10 years
Computers and software	3 years
Transportation equipment	5 years

Advertising:

The Company expenses advertising costs as they are incurred. Advertising costs for the years ended December 31, 2017 and 2016 was \$130,256 and \$120,794, respectively.

Sales taxes:

Sales taxes collected from customers are excluded from revenue. Sales taxes payable are included in accrued expenses until the taxes are remitted to the appropriate taxing authorities in accordance with ASC 450, *Contingencies* ("ASC 450").

Income taxes:

The Company has elected to be treated as an "S Corporation" and, as a result, is not taxed as a separate entity; income or loss is allocated to each stockholder is included in the stockholder's income tax return; therefore, no provision for income taxes is included in the combined financial statements.

The Company has not been recently audited by the Internal Revenue Service or state agencies; and accordingly, the business tax returns for the past three years are open to examination. Management has evaluated its tax positions and has concluded that they do not result in anything that would require either recording or disclosure in the combined financial statements based on the criteria set forth in ASC 740 ("Income Taxes").

NOTE 2. (CONTINUED)

Subsequent events:

In preparing these combined financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 28, 2021, the date the combined financial statements were available to be issued.

The Company was sold to a third party on August 30, 2018.

NOTE 3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

DECEMBER 31,	2017	2016
Leasehold improvements	$ 1,412,175	$ 1,234,351
Machinery and equipment	574,136	677,936
Furniture	275,650	400,531
Computers and software	65,138	-
Transportation equipment	65,835	56,946
	2,392,934	2,369,764
Less: accumulated depreciation	(507,320)	(602,304)
Net property and equipment	**$ 1,885,614**	**$ 1,767,460**

Depreciation expense related to property and equipment amounted to $154,895 and $133,414 for the years ended December 31, 2017 and 2016, respectively.

NOTE 4. ACCRUED EXPENSES

Accrued expenses consists of the following:

DECEMBER 31,	2017	2016
Accrued payroll and taxes	$ 112,106	$ 114,417
Sales tax payable	62,732	53,067
Gift card liability	109,663	112,855
Total accrued expenses	**$ 284,501**	**$ 280,339**

NOTE 5. GIFT CARDS

The Company sells gift cards to its customers in its restaurants. The gift cards do not have an expiration date. Proceeds from the sale of gift cards are recorded as deferred revenues and recognized as sales when the gift card is redeemed by the holder. Gift card liability as of December 31, 2017 and 2016 was $109,663 and $112,855, respectively.

NOTE 5. (CONTINUED)

Breakage revenues represent the monetary value associated with outstanding gift card balances for which redemption is considered remote. This amount is based on the Company's historical gift card redemption patterns and they update the breakage rate estimate periodically and if necessary, adjust the deferred revenues balance for gift card liability. As of December 31, 2017 and 2016, no adjustment was considered necessary.

NOTE 6. LEASE OBLIGATIONS

The Company has various operating leases primarily for operating facilities with related parties which are on a month-to-month basis. Rental expense related to these leases totaled \$212,850 and \$204,045 for the years ended December 31, 2017 and 2016, respectively.

boyum barenscheer
CPAs AND BUSINESS ADVISORS

<u>INDEPENDENT AUDITOR'S REPORT ON THE SUPPLEMENTARY INFORMATION</u>

To the Stockholder
CSA, Inc. and Affiliates d.b.a. Fat Patty's
Orange Park, Florida

We have audited the combined financial statements of CSA, Inc. and Affiliates d.b.a. Fat Patty's as of and for the years ended December 31, 2017 and 2016 and our report thereon dated June 28, 2021, which expressed an unqualified opinion on those combined financial statements, appears on pages 1 through 2. Our audit was conducted for the purpose of forming an opinion on the combined financial statements as a whole. The supplementary information on pages 14 through 18 is presented for purposes of additional analysis and is not a required part of the combined financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the combined financial statements. The information has been subjected to the auditing procedures applied in the audit of the combined financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the combined financial statements or to the combined financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the combined financial statements as a whole.

Boyum & Barenscheer PLLP

Boyum & Barenscheer PLLP
Minneapolis, Minnesota
June 28, 2021

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Balance Sheet
(See Independent Auditor's Report on the Supplementary Information)
December 31, 2017

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
Assets						
Current assets						
Cash and cash equivalents	$ 176,406	$ 163,600	$ 266,488	$ 279,290	$ -	$ 885,784
Intercompany receivables	14,679	171,067	-	42,696	(228,442)	-
Inventory	27,658	24,262	21,674	31,317	-	104,911
Total current assets	**218,743**	**358,929**	**288,162**	**353,303**	**(228,442)**	**990,695**
Property and equipment, net	782,287	373,638	315,533	414,156	-	1,885,614
Total assets	**$ 1,001,030**	**$ 732,567**	**$ 603,695**	**$ 767,459**	**$ (228,442)**	**$ 2,876,309**
Liabilities and Equity						
Current liabilities						
Accounts payable	$ 42,079	$ 65,946	$ 39,039	$ 79,811	$ -	$ 226,875
Intercompany payables	56,090	-	106,879	65,473	(228,442)	-
Accrued expenses	65,215	81,933	51,084	86,269	-	284,501
Total current liabilities	**163,384**	**147,879**	**197,002**	**231,553**	**(228,442)**	**511,376**
Equity	**837,646**	**584,688**	**406,693**	**535,906**	-	**2,364,933**
Total liabilities and equity	**$ 1,001,030**	**$ 732,567**	**$ 603,695**	**$ 767,459**	**$ (228,442)**	**$ 2,876,309**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Balance Sheet
(See Independent Auditor's Report on the Supplementary Information)
December 31, 2016

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
Assets						
Current assets						
Cash and cash equivalents	$ 149,429	$ 170,988	$ 251,928	$ 246,232	$ -	$ 818,577
Intercompany receivables	58,677	166,067	-	22,694	(247,438)	-
Inventory	25,940	26,151	23,568	25,440	-	101,099
Total current assets	**234,046**	**363,206**	**275,496**	**294,366**	**(247,438)**	**919,676**
Property and equipment, net	**695,032**	**389,594**	**244,277**	**438,557**	-	**1,767,460**
Total assets	**$ 929,078**	**$ 752,800**	**$ 519,773**	**$ 732,923**	**$ (247,438)**	**$ 2,687,136**
Liabilities and Equity						
Current liabilities						
Accounts payable	$ 38,985	$ 67,941	$ 60,331	$ 73,691	$ -	$ 240,948
Intercompany payables	31,088	-	137,879	78,471	(247,438)	-
Accrued expenses	69,220	77,608	55,789	77,722	-	280,339
Total current liabilities	**139,293**	**145,549**	**253,999**	**229,884**	**(247,438)**	**521,287**
Equity	**789,785**	**607,251**	**265,774**	**503,039**	-	**2,165,849**
Total liabilities and equity	**$ 929,078**	**$ 752,800**	**$ 519,773**	**$ 732,923**	**$ (247,438)**	**$ 2,687,136**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statement of Operations
(See Independent Auditor's Report on the Supplementary Information)
December 31, 2017

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
REVENUES, net	**$ 3,069,843**	**$ 2,517,080**	**$ 2,726,043**	**$ 3,510,663**	**$ -**	**$ 11,823,629**
COST OF REVENUES						
Food	1,204,910	1,081,682	1,118,310	1,466,412	-	4,871,314
Liquor	193,223	153,420	105,211	193,212	-	645,066
Paid outs	33,305	26,351	20,523	30,264	-	110,443
Total cost of revenues	**1,431,438**	**1,261,453**	**1,244,044**	**1,689,888**	-	**5,626,823**
Gross profit	**1,638,405**	**1,255,627**	**1,481,999**	**1,820,775**	-	**6,196,806**
OPERATING EXPENSES						
Selling, general and administrative	1,188,132	1,122,087	1,135,591	1,401,008	-	4,846,818
Depreciation	53,089	46,644	22,200	32,962	-	154,895
Total operating expenses	**1,241,221**	**1,168,731**	**1,157,791**	**1,433,970**	-	**5,001,713**
Income from operations	**397,184**	**86,896**	**324,208**	**386,805**	-	**1,195,093**
OTHER INCOME (EXPENSE)						
Loss on disposal of equipment	(59,784)	(64,683)	-	(47,881)	-	(172,348)
Total other income (expense)	**(59,784)**	**(64,683)**	-	**(47,881)**	-	**(172,348)**
Net income	**$ 337,400**	**$ 22,213**	**$ 324,208**	**$ 338,924**	**$ -**	**$ 1,022,745**

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statement of Operations
(See Independent Auditor's Report on the Supplementary Information)
December 31, 2016

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
REVENUES, net	$ 2,796,101	$ 2,687,612	$ 2,796,912	$ 3,534,449	$ -	$ 11,815,074
COST OF REVENUES						
Food	1,174,534	1,173,120	1,153,459	1,477,196	-	4,978,309
Liquor	209,618	163,118	157,510	177,182	-	707,428
Total cost of revenues	1,384,152	1,336,238	1,310,969	1,654,378	-	5,685,737
Gross profit	1,411,949	1,351,374	1,485,943	1,880,071	-	6,129,337
OPERATING EXPENSES						
Selling, general and administrative	1,131,509	1,154,197	1,220,226	1,454,874	-	4,960,806
Depreciation	29,273	47,238	21,848	35,055	-	133,414
Total operating expenses	1,160,782	1,201,435	1,242,074	1,489,929	-	5,094,220
Income from operations	251,167	149,939	243,869	390,142	-	1,035,117
OTHER INCOME (EXPENSE)						
Other, net	(30,000)	-	-	-	-	(30,000)
Loss on disposal of equipment	-	(22,293)	-	-	-	(22,293)
Total other income (expense)	(30,000)	(22,293)	-	-	-	(52,293)
Net income	$ 221,167	$ 127,646	$ 243,869	$ 390,142	$ -	$ 982,824

CSA, Inc. and Affiliates d.b.a. Fat Patty's
Combining Statements of Stockholder's Equity
(See Independent Auditor's Report on the Supplementary Information)
December 31, 2017 and 2016

	CSA, Inc.	CSA Investments, LLC	CSA, Inc. of Ashland	CSA of Teays Valley, Inc.	Eliminations	Combined Total
BALANCE, December 31, 2015	**$ 103,314**	**$ 546,960**	**$ 285,134**	**$ 436,755**	**$ -**	**$ 1,372,163**
Capital contributions	465,304	-	-	-	-	465,304
Net income	221,167	127,646	243,869	390,142	-	982,824
Distributions	-	(67,355)	(263,229)	(323,858)	-	(654,442)
BALANCE, December 31, 2016	**789,785**	**607,251**	**265,774**	**503,039**	-	**2,165,849**
Net income	337,400	22,213	324,208	338,924	-	1,022,745
Distributions	(289,536)	(44,777)	(183,291)	(306,057)	-	(823,661)
BALANCE, December 31, 2017	**$ 837,649**	**$ 584,687**	**$ 406,691**	**$ 535,906**	**$ -**	**$ 2,364,933**